UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2022

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2022, ADT Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with State Farm Fire & Casualty Company (the “Investor”), pursuant to which the Company has agreed to issue and sell in a private placement to the Investor 133,333,333 shares of common stock, par value $0.01 per share, of the Company (“Common Stock” and, such shares to be issued and sold to the Investor pursuant to the Securities Purchase Agreement, the “Issued Shares”) for an aggregate purchase price of $1.2 billion (the “Private Placement”). The closing of the Private Placement (the “Closing”) is conditioned upon certain closing conditions, including, among others, obtaining clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Issued Shares are being issued and sold at a per share purchase price of $9.00 (the “Purchase Price”). At the Closing, and after giving effect to the consummation of the Offer (as defined below), the Investor will hold approximately 15% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B common stock, par value $0.01 per share, of the Company (“Class B Common Stock”).

The Company will use the proceeds from the Private Placement to purchase up to 133,333,333 shares of Common Stock at a per share price equal to the Purchase Price in a tender offer (the “Offer”), which will be conditioned upon, among other matters, the Closing. As described below, Google LLC (“Google”), the sole holder of shares of Class B Common Stock, has agreed not to tender any such shares in the Offer. The Company will pay the fees and expenses relating to the Offer with available cash.

The Securities Purchase Agreement contains representations and warranties by the Company and the Investor and covenants of the Company and the Investor, and other rights, obligations and restrictions, in each case for the sole benefit of the Company and the Investor, respectively, which the Company believes are customary for transactions of this type.

Concurrently with the execution of the Securities Purchase Agreement, Prime Security Services TopCo (ML), L.P. and Prime Security Services TopCo (ML II), L.P., which are entities affiliated with investment funds managed by affiliates of Apollo Global Management, Inc. and, collectively, are the Company’s majority stockholders (the “Majority Stockholders”), delivered to the Company a Tender and Support Agreement (the “Tender and Support Agreement”) pursuant to which the Majority Stockholders have agreed to collectively tender (and not withdraw) at least 133,333,333 shares of Common Stock in the Offer. In addition, concurrently with the execution of the Securities Purchase Agreement, Google delivered to the Company a Support Agreement (the “Support Agreement”) pursuant to which Google has agreed not to tender its shares of Class B Common Stock (and any shares of Common Stock issuable upon the conversion of such shares of Class B Common Stock) in the Offer. Each of the Company’s directors and executive officers has also notified the Company of his or her intent not to tender any shares of Common Stock in the Offer.

At the Closing, the Company and the Investor will enter into an Investor Rights Agreement (the “Investor Rights Agreement”). Under the terms of the Investor Rights Agreement, concurrently with the Closing, the Board of Directors of the Company (the “Board”) will increase the size of the Board by one director and appoint a designee of the Investor reasonably acceptable to the Company (the “Investor Designee”) as a member of the Board to serve as a Class II director with a term expiring at the 2025 annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified. Paul Smith, Executive Vice President and Chief Operating Officer of State Farm Mutual Automobile Insurance Company, the Investor’s parent entity, is expected to be the initial Investor Designee. So long as the Investor and its permitted transferees collectively beneficially own shares of Common Stock equal to at least 50% of the Issued Shares, the Investor will have the right to nominate one Investor Designee for election to the Board at any annual meeting of the Company’s stockholders at which the term of an Investor Designee will expire. Until no Investor Designee serves as a member of the Board and the Investor has no rights (or has irrevocably waived its rights) to nominate an Investor Designee to the Board, the Investor will be obligated to vote its shares of Common Stock (a) in favor of each director recommended by the Board and (b) against any stockholder nominations for directors not recommended by the Board.

Under the terms of the Investor Rights Agreement, the Investor will also agree to be bound by customary transfer and standstill restrictions and drag-along rights, and be afforded customary registration rights with respect to the Issued Shares. In particular, under the terms of the Investor Rights Agreement, the Investor (a) will be prohibited, subject to certain customary exceptions, from transferring any Issued Shares until the earlier of (i) the three-year anniversary of the Closing and (ii) the date on which the Development Agreement (as further described below) has been validly terminated, other than in the event of termination by the Company for a material breach thereof by the Investor, and (b) will be subject to certain standstill restrictions, including that the Investor will be restricted from acquiring additional equity securities of the Company if such acquisition would result in State Farm (and its affiliates) acquiring beneficial ownership in excess of 18% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B Common Stock, until five (5) days after the date that no Investor Designee serves on the Board and the Investor has no rights (or has irrevocably waived its right) to nominate an Investor Designee to the Board. Notwithstanding the standstill restrictions describe above, the Investor will not be restricted from acquiring shares of Common Stock or other equity securities of the Company from Prime Security Services TopCo Parent, L.P. and its affiliates so long as the Investor and its affiliates would not, subject to certain exceptions, beneficially own in excess of 25% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B Common Stock, as a result of such acquisition.

In addition, under the terms of the Investor Rights Agreement, in the event that the Company proposes to issue and sell shares of Common Stock, Class B Common Stock or other equity securities of the Company to certain homeowners’ insurance and reinsurance companies, the Investor will have a right of first refusal with respect to such proposed issuance and sale on the same terms and conditions (the “ROFR”). The ROFR will terminate upon the earliest to occur of (i) the Investor and its permitted transferees no longer collectively owning shares of Common Stock equal to at least 50% of the Issued Shares, (ii) the termination of the Development Agreement by the Company for a material breach by the Investor and (iii) to the extent that the Development Agreement does not remain in effect on such date, the five (5) year anniversary of the Closing.

Pursuant to the Securities Purchase Agreement, at the Closing, the Company, ADT LLC, an indirect wholly owned subsidiary of the Company (“ADT LLC”), and the Investor will enter into a Development Agreement (the “Development Agreement”) pursuant to which the Investor will commit $300 million to an opportunity fund that will fund product and technology innovation, customer growth and marketing.

The foregoing descriptions of the Securities Purchase Agreement, the Investor Rights Agreement, the Development Agreement, the Tender and Support Agreement and the Support Agreement do not purport to be complete and, in the case of the Securities Purchase Agreement, the Investor Rights Agreement, the Tender and Support Agreement and the Support Agreement, are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the full text of the form of Investor Rights Agreement, which is attached as Annex II to the Securities Purchase Agreement, the full text of the Tender and Support Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the full text of the Support Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, respectively.

The Securities Purchase Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or any of its subsidiaries or affiliates. The representations, warranties and covenants contained in the Securities Purchase Agreement were made by the parties thereto only for purposes of the Securities Purchase Agreement and as of specific dates as set forth therein; were made solely for the benefit of the parties to the Securities Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Securities Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Securities Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, such representations, warranties and covenants or any descriptions thereof should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company or any of its subsidiaries or affiliates at the time they were made and the information in the Securities Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Private Placement is incorporated herein by reference.

The issuance of the Issued Shares will be exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act. The Investor represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Issued Shares are being acquired solely for investment and with no intention to distribute, and appropriate legends will be affixed to any certificates evidencing any Issued Shares.

Item 7.01.	Regulation FD Disclosure.

On September 6, 2022, the Company issued a press release announcing the signing of the Securities Purchase Agreement (the “Press Release”). A copy of the Press Release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In connection with the strategic investment and long term partnership with the Investor, the Company issued an investor presentation, which is attached to this report as Exhibit 99.2, and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On August 31, 2022, ADT LLC and Google entered into an amendment (the “Google Commercial Agreement Amendment”) to the existing Master Supply, Distribution, and Marketing Agreement, dated as of July 31, 2020, pursuant to which Google has agreed to commit an additional $150 million in further success funds in connection with its existing partnership with the Company, which will be funded in three equal tranches and be subject to the attainment of certain milestones, to expand access for more customers to smart home innovation and technologies via new sales programs, and other related activities.

The foregoing description of the Google Commercial Agreement Amendment does not purport to be complete.

FORWARD-LOOKING STATEMENTS

The Company has made statements in this communication and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking”. These forward-looking statements relate to the strategic investment by and long-term partnership with the Investor; anticipated financial performance; management’s plans and objectives for future operations; the successful development, commercialization, and timing of new or joint products; expected timing of product commercialization with the Investor or any changes thereto; the current or future market size for existing, new or joint products; any stated or implied outcomes with respect to the foregoing; and other matters. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “aims,” “envisions,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “objectives,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, factors relating to the achievement of the potential benefits of the strategic investment by and long-term partnership with the Investor, including as a result of restrictions on, or required prior regulatory approval of, various actions by regulated insurers, risks and uncertainties related to the Company’s ability to successfully generate profitable revenue from new and existing partnerships, the Company’s ability to successfully commercialize any joint offerings with the Investor, the Company’s ability to successfully utilize the incremental funding received from Google, the Company’s ability to continuously and successfully commercialize innovative offerings and risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission (“SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this communication speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Information

The Offer described in this report has not yet commenced, and this report is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, the Company will file a tender offer statement on Schedule TO with the SEC. The solicitation and offer to buy the Common Stock and Class B Common Stock will only be made pursuant to the offer to purchase, letter of transmittal and the related tender offer documents (the “Offer Documents”) that the Company will send to its shareholders shortly after commencement of the Offer. Shareholders are strongly advised to read the Offer Documents (including any information incorporated by reference therein) that will be filed with the SEC, when they become available, because they will contain important information, including the various terms and conditions of the Offer. The Offer Documents and any information incorporated by reference therein will be available at no charge on the SEC’s website at www.sec.gov. In addition, the Offer Documents (once they become available) may be obtained free of charge from ADT’s website at www.adt.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document

10.1*	Securities Purchase Agreement, dated as of September 5, 2022, by and between ADT Inc. and State Farm Fire & Casualty Company

10.2	Tender and Support Agreement, dated as of September 5, 2022, by and between ADT Inc., Prime Security Services TopCo (ML), L.P. and Prime Security Services TopCo (ML II), L.P.

10.3	Support Agreement, dated as of September 5, 2022, by and between ADT Inc. and Google LLC

99.1	Press Release, dated as of September 6, 2022

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022	ADT Inc.

	By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President & Deputy General Counsel, Corporate and Securities

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